Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Pictet International Fund

Supplement dated December 10, 2018 to the Summary Prospectus, dated March 1, 2018, as supplemented June 20, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Pictet International Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated and supplemented as noted above.

Effective March 1, 2019, the Board of Trustees of AMG Funds IV has approved the elimination of Redemption/Exchange Fees for the Fund. Accordingly, effective March 1, 2019, the Summary Prospectus is amended to remove the Redemption/Exchange Fees shown in the “Fees and Expenses of the Fund—Shareholder Fees” table.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE